                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                           REGISTRATION STATEMENT NO.:333-130408

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SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration
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complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
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offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-500-5408.

Information in this material regarding any assets backing any securities described or referred to herein supersedes all prior information regarding such
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CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS

MLCFC 2007-6

   LOAN
  NUMBER      ORIGINATOR   PROPERTY NAME                               STREET ADDRESS
----------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town    110 Building Development Between 1st Avenue &
                                                                       Avenue C, Between 14th & East 23rd Streets
20068532004   MLML         Peter Cooper Village
20068532004   MLML         Stuyvesant Town
       9091   CRF          Retreat at the Park Apartments              1600 Fillmore Street
      10918   CRF          Crossings at Canton                         8375 Honeytree Boulevard
      10112   CRF          Emerald Place                               40300 Washington Street
      10525   CRF          Summercrest Apts                            75 Crestmont Way
20058536001   MLML         Renaissance at Norman Apartments            1600 Ann Branden Boulevard
20068543029   MLML         Spanish Point Apartments                    4121 Harvest Hill Road
       6922   CRF          St. James Apartments                        9109 Fondren Road & 6503 Wanda Lane
      10387   CRF          Bear Creek Apts - Phase I                   1600 Bear Creek Lane
       9077   CRF          Woodstone Apartments                        1503 East Park Avenue
       8739   CRF          Hillwood Apartments                         1 Gatsby Drive
      10654   CRF          Deering Manor Apartments                    2712 Hopkins Road
      10582   CRF          Starview Mobile Home Park                   4775 North Sherman Street
20068543030   MLML         Creekview Apartments                        700 South Highway 1417
      10655   CRF          Bellevue Land Apartments                    3935 Chamberlayne Avenue
20068514006   MLML         Luella Crossing                             1200 Elmwood Drive
20068514007   MLML         Garden Quarter II                           1200 Elmwood Drive
      10581   CRF          Regent Acres Mobile Home Park                700 Salem Road
       8900   CRF          Laurel Highlands                            1001 Clubhouse Drive
      10313   CRF          Terrace Villa Apts                          3230 Southwest Avalon Way
      10612   CRF          Vesper Ave Apartments                       6936 Vesper Avenue
       9746   CRF          Sierra View MHC                             10200 Johnson Road
      10181   CRF          Long Leaf MHP                               420 Marion Drive
       8553   CRF          Debbie Manor                                13412 Vanowen Street

   LOAN
  NUMBER      ORIGINATOR   PROPERTY NAME                             CITY            COUNTY           STATE     ZIP CODE
---------------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town  New York        New York           NY    10009, 10010
20068532004   MLML         Peter Cooper Village                      New York        New York           NY    10009, 10010
20068532004   MLML         Stuyvesant Town                           New York        New York           NY    10009, 10010
       9091   CRF          Retreat at the Park Apartments            Denver          Denver             CO           80206
      10918   CRF          Crossings at Canton                       Canton          Wayne              MI           48187
      10112   CRF          Emerald Place                             Bermuda Dunes   Riverside          CA           92201
      10525   CRF          Summercrest Apts                          Greenville      Greenville         SC           29615
20058536001   MLML         Renaissance at Norman Apartments          Norman          Cleveland          OK           73071
20068543029   MLML         Spanish Point Apartments                  Dallas          Dallas             TX           75244
       6922   CRF          St. James Apartments                      Houston         Harris             TX           77074
      10387   CRF          Bear Creek Apts - Phase I                 Petoskey        Emmet              MI           49770
       9077   CRF          Woodstone Apartments                      Valdosta        Lowndes            GA           31602
       8739   CRF          Hillwood Apartments                       Montgomery      Montgomery         AL           36106
      10654   CRF          Deering Manor Apartments                  Richmond        Richmond City      VA           23234
      10582   CRF          Starview Mobile Home Park                 Mount Wolf      York               PA           17347
20068543030   MLML         Creekview Apartments                      Sherman         Grayson            TX           75092
      10655   CRF          Bellevue Land Apartments                  Richmond        Henrico            VA           23227
20068514006   MLML         Luella Crossing                           Terre Haute     Vigo               IN           47802
20068514007   MLML         Garden Quarter II                         Terre Haute     Vigo               IN           47802
      10581   CRF          Regent Acres Mobile Home Park             Etters          York               PA           17319
       8900   CRF          Laurel Highlands                          Donegal         Westmoreland       PA           15628
      10313   CRF          Terrace Villa Apts                        Seattle         King               WA           98126
      10612   CRF          Vesper Ave Apartments                     Van Nuys        Los Angeles        CA           91405
       9746   CRF          Sierra View MHC                           Phelan          San Bernardino     CA           92371
      10181   CRF          Long Leaf MHP                             Wilmington      New Hanover        NC           28412
       8553   CRF          Debbie Manor                              Van Nuys        Los Angeles        CA           91405

   LOAN
  NUMBER      ORIGINATOR   PROPERTY NAME                             PROPERTY TYPE           OCCUPANCY (%)     OCCUPANCY DATE
-------------------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town  Multifamily                  98.3           11/30/2006
20068532004   MLML         Peter Cooper Village                      Multifamily                  97.7           11/30/2006
20068532004   MLML         Stuyvesant Town                           Multifamily                  98.5           11/30/2006
       9091   CRF          Retreat at the Park Apartments            Multifamily                  70.8           11/30/2006
      10918   CRF          Crossings at Canton                       Multifamily                  92.6            1/3/2007
      10112   CRF          Emerald Place                             Multifamily                  91.7           11/21/2006
      10525   CRF          Summercrest Apts                          Multifamily                  92.9           12/5/2006
20058536001   MLML         Renaissance at Norman Apartments          Multifamily                  75.9           5/17/2005
20068543029   MLML         Spanish Point Apartments                  Multifamily                  95.3            1/2/2007
       6922   CRF          St. James Apartments                      Multifamily                  95.7           12/20/2006
      10387   CRF          Bear Creek Apts - Phase I                 Multifamily                  96.7            2/1/2006
       9077   CRF          Woodstone Apartments                      Multifamily                  89.3           1/26/2007
       8739   CRF          Hillwood Apartments                       Multifamily                  94.1           12/7/2006
      10654   CRF          Deering Manor Apartments                  Multifamily                  95.2           1/15/2007
      10582   CRF          Starview Mobile Home Park                 Manufactured Housing         97.1           12/31/2006
20068543030   MLML         Creekview Apartments                      Multifamily                  95.1           12/12/2006
      10655   CRF          Bellevue Land Apartments                  Multifamily                  95.1           1/15/2007
20068514006   MLML         Luella Crossing                           Multifamily                  92.0           12/20/2006
20068514007   MLML         Garden Quarter II                         Multifamily                  95.3           12/20/2006
      10581   CRF          Regent Acres Mobile Home Park             Manufactured Housing         90.8           12/31/2006
       8900   CRF          Laurel Highlands                          Manufactured Housing         85.8           10/31/2006
      10313   CRF          Terrace Villa Apts                        Multifamily                  100.0          1/29/2007
      10612   CRF          Vesper Ave Apartments                     Multifamily                  100.0          1/15/2007
       9746   CRF          Sierra View MHC                           Manufactured Housing         100.0           2/7/2007
      10181   CRF          Long Leaf MHP                             Manufactured Housing         98.0           12/19/2006
       8553   CRF          Debbie Manor                              Multifamily                  100.0          6/19/2006

                                                                                      INITIAL
                                                                                        POOL
                                                                                      BALANCE                             PADS
   LOAN                                                               INITIAL POOL    PER UNIT     TOTAL      UNIT      AVG RENT
  NUMBER      ORIGINATOR   PROPERTY NAME                              BALANCE ($)    OR PAD ($)   # UNITS  OF MEASURE  PER MO. ($)
------------------------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town  202,272,727.27   18,016.63    11,227    Units
20068532004   MLML         Peter Cooper Village                                                     2,481    Units
20068532004   MLML         Stuyvesant Town                                                          8,746    Units
       9091   CRF          Retreat at the Park Apartments             32,000,000.00  128,514.06       249    Units
      10918   CRF          Crossings at Canton                        29,280,000.00   39,354.84       744    Units
      10112   CRF          Emerald Place                              22,800,000.00   95,000.00       240    Units
      10525   CRF          Summercrest Apts                           19,805,000.00   74,454.89       266    Units
20058536001   MLML         Renaissance at Norman Apartments           13,585,000.00   59,583.33       228    Units
20068543029   MLML         Spanish Point Apartments                   11,200,000.00   37,333.33       300    Units
       6922   CRF          St. James Apartments                       11,000,000.00   34,055.73       323    Units
      10387   CRF          Bear Creek Apts - Phase I                   9,600,000.00   80,000.00       120    Units
       9077   CRF          Woodstone Apartments                        9,400,000.00   31,333.33       300    Units
       8739   CRF          Hillwood Apartments                         8,650,000.00   73,305.08       118    Units
      10654   CRF          Deering Manor Apartments                    7,910,000.00   47,083.33       168    Units
      10582   CRF          Starview Mobile Home Park                   5,994,433.11   25,081.31       239    Pads         335
20068543030   MLML         Creekview Apartments                        5,650,000.00   39,236.11       144    Units
      10655   CRF          Bellevue Land Apartments                    5,350,000.00   37,152.78       144    Units
20068514006   MLML         Luella Crossing                             5,000,000.00  100,000.00        50    Units
20068514007   MLML         Garden Quarter II                           4,000,000.00   62,500.00        64    Units
      10581   CRF          Regent Acres Mobile Home Park               3,197,030.99   24,404.82       131    Pads         335
       8900   CRF          Laurel Highlands                            2,960,000.00   10,277.78       288    Pads         155
      10313   CRF          Terrace Villa Apts                          2,698,351.40   74,954.21        36    Units
      10612   CRF          Vesper Ave Apartments                       2,315,000.00   46,300.00        50    Units
       9746   CRF          Sierra View MHC                             1,748,487.76   31,790.69        55    Pads         336
      10181   CRF          Long Leaf MHP                               1,299,022.11   25,471.02        51    Pads         275
       8553   CRF          Debbie Manor                                  854,669.55   50,274.68        17    Units

                                                                            STUDIOS                  1 BEDROOM
                                                                     ----------------------   -----------------------
    LOAN                                                                         AVG RENT                  AVG RENT
   NUMBER     ORIGINATOR   PROPERTY NAME                             # UNITS    PER MO. ($)    # UNITS    PER MO. ($)
---------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town                               5,740         1,596
20068532004   MLML         Peter Cooper Village                                                   1,209           174
20068532004   MLML         Stuyvesant Town                                                        4,531         1,558
       9091   CRF          Retreat at the Park Apartments                                           169         1,147
      10918   CRF          Crossings at Canton                                                      216           678
      10112   CRF          Emerald Place                                                            104           932
      10525   CRF          Summercrest Apts                                                          96           682
20058536001   MLML         Renaissance at Norman Apartments                                          68           707
20068543029   MLML         Spanish Point Apartments                                                 101           606
       6922   CRF          St. James Apartments                                                      24           520
      10387   CRF          Bear Creek Apts - Phase I                                                 12           721
       9077   CRF          Woodstone Apartments                                                      64           479
       8739   CRF          Hillwood Apartments
      10654   CRF          Deering Manor Apartments
      10582   CRF          Starview Mobile Home Park
20068543030   MLML         Creekview Apartments                                                      44           554
      10655   CRF          Bellevue Land Apartments                                                  36           569
20068514006   MLML         Luella Crossing                                                            8           786
20068514007   MLML         Garden Quarter II                                                         40           543
      10581   CRF          Regent Acres Mobile Home Park                                              8           358
       8900   CRF          Laurel Highlands
      10313   CRF          Terrace Villa Apts                                                        22           743
      10612   CRF          Vesper Ave Apartments                                                     50           644
       9746   CRF          Sierra View MHC
      10181   CRF          Long Leaf MHP
       8553   CRF          Debbie Manor                                    2            449          10           694

                                                                           2 BEDROOM                 3 BEDROOM
                                                                     ----------------------   -----------------------
   LOAN                                                                          AVG RENT                  AVG RENT
  NUMBER      ORIGINATOR   PROPERTY NAME                             # UNITS    PER MO. ($)    # UNITS    PER MO. ($)
---------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town    4,976          1,836         472         1,951
20068532004   MLML         Peter Cooper Village                        1,251          1,984          20         2,354
20068532004   MLML         Stuyvesant Town                             3,725          1,787         452         1,933
       9091   CRF          Retreat at the Park Apartments                 67          1,676          13         2,185
      10918   CRF          Crossings at Canton                           334            802         171         1,070
      10112   CRF          Emerald Place                                 136          1,066
      10525   CRF          Summercrest Apts                              142            820          28         1,047
20058536001   MLML         Renaissance at Norman Apartments              138            809          22         1,032
20068543029   MLML         Spanish Point Apartments                      154            736          45           935
       6922   CRF          St. James Apartments                          235            645          56           768
      10387   CRF          Bear Creek Apts - Phase I                      84            824          24         1,012
       9077   CRF          Woodstone Apartments                          216            563          20           710
       8739   CRF          Hillwood Apartments                            60            726          58           859
      10654   CRF          Deering Manor Apartments                      168            649
      10582   CRF          Starview Mobile Home Park
20068543030   MLML         Creekview Apartments                          100            628
      10655   CRF          Bellevue Land Apartments                       96            669          12           799
20068514006   MLML         Luella Crossing                                 4            950          32         1,165
20068514007   MLML         Garden Quarter II                              16            671           8           765
      10581   CRF          Regent Acres Mobile Home Park                  12            408
       8900   CRF          Laurel Highlands
      10313   CRF          Terrace Villa Apts                             14            899
      10612   CRF          Vesper Ave Apartments
       9746   CRF          Sierra View MHC
      10181   CRF          Long Leaf MHP
       8553   CRF          Debbie Manor                                    5                     836

                                                                            4 BEDROOM
                                                                     ----------------------
   LOAN                                                                          AVG RENT
  NUMBER            ORIGINATOR  PROPERTY NAME                        # UNITS    PER MO. ($)   UTILITIES PAID BY TENANT
----------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town       39          2,638             None
20068532004   MLML         Peter Cooper Village                            1          2,705             None
20068532004   MLML         Stuyvesant Town                                38          2,636             None
       9091   CRF          Retreat at the Park Apartments                                            E, G, S, W
      10918   CRF          Crossings at Canton                            23          1,140              E
      10112   CRF          Emerald Place                                                             E, G, W, S
      10525   CRF          Summercrest Apts                                                           E, W, S
20058536001   MLML         Renaissance at Norman Apartments                                             E, W
20068543029   MLML         Spanish Point Apartments                                                     E,W
       6922   CRF          St. James Apartments                            8            866              W
      10387   CRF          Bear Creek Apts - Phase I                                                    E, G
       9077   CRF          Woodstone Apartments                                                         E, G
       8739   CRF          Hillwood Apartments                                                           E
      10654   CRF          Deering Manor Apartments                                                     E, G
      10582   CRF          Starview Mobile Home Park                                                     E
20068543030   MLML         Creekview Apartments                                                          E
      10655   CRF          Bellevue Land Apartments                                                     E, G
20068514006   MLML         Luella Crossing                                 6          1,590             E,W
20068514007   MLML         Garden Quarter II                                                            E,W
      10581   CRF          Regent Acres Mobile Home Park                   1            420             E, G
       8900   CRF          Laurel Highlands                                                             E, G
      10313   CRF          Terrace Villa Apts                                                        E, G, W, S
      10612   CRF          Vesper Ave Apartments                                                        E, G
       9746   CRF          Sierra View MHC                                                              E, G
      10181   CRF          Long Leaf MHP                                                              E, S, W
       8553   CRF          Debbie Manor                                                                 E, G

 LOAN                                                                ELEVATORS
NUMBER        ORIGINATOR   PROPERTY NAME                             (YES/NO)     CURRENT LTV     NCF DSCR    ORIG IO PERIOD
----------------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town     Yes              55.6         1.71               120
20068532004   MLML         Peter Cooper Village                         Yes              55.6         1.71
20068532004   MLML         Stuyvesant Town                              Yes              55.6         1.71
       9091   CRF          Retreat at the Park Apartments               Yes              65.4         1.35               120
      10918   CRF          Crossings at Canton                          No               73.2         1.42                60
      10112   CRF          Emerald Place                                No               70.2         1.27               120
      10525   CRF          Summercrest Apts                             No               79.9         1.27                60
20058536001   MLML         Renaissance at Norman Apartments             No               69.1         1.36                24
20068543029   MLML         Spanish Point Apartments                     No               77.8         1.28                24
       6922   CRF          St. James Apartments                         No               75.8         1.26                16
      10387   CRF          Bear Creek Apts - Phase I                    No               79.3         1.22                60
       9077   CRF          Woodstone Apartments                         No               79.7         1.31                36
       8739   CRF          Hillwood Apartments                          No               79.4         1.15                48
      10654   CRF          Deering Manor Apartments                     No               69.0         1.18                12
      10582   CRF          Starview Mobile Home Park                                     65.2         1.55                 0
20068543030   MLML         Creekview Apartments                         No               76.9         1.27                24
      10655   CRF          Bellevue Land Apartments                     No               66.0         1.21                24
20068514006   MLML         Luella Crossing                              No               77.1         1.23                24
20068514007   MLML         Garden Quarter II                            No               78.4         1.20                24
      10581   CRF          Regent Acres Mobile Home Park                                 72.7         1.34                 0
       8900   CRF          Laurel Highlands                                              72.2         1.23                24
      10313   CRF          Terrace Villa Apts                           Yes              50.4         1.20                 0
      10612   CRF          Vesper Ave Apartments                        No               59.0         1.31               120
       9746   CRF          Sierra View MHC                                               69.9         1.26                 0
      10181   CRF          Long Leaf MHP                                                 79.5         1.35                 0
       8553   CRF          Debbie Manor                                 No               61.9         1.14                 0

    LOAN
   NUMBER     ORIGINATOR   PROPERTY NAME                                       ORIG AM TERM      ORIG TERM         1ST PAYMENT DATE
------------------------------------------------------------------------------------------------------------------------------------

20068532004   MLML         Peter Cooper Village and Stuyvesant Town                      0           120               1/8/2007
20068532004   MLML         Peter Cooper Village                                                      120
20068532004   MLML         Stuyvesant Town                                                           120
       9091   CRF          Retreat at the Park Apartments                                0           120               3/8/2007
      10918   CRF          Crossings at Canton                                           0            60               4/8/2007
      10112   CRF          Emerald Place                                                 0           120               4/8/2007
      10525   CRF          Summercrest Apts                                              0            60               3/8/2007
20058536001   MLML         Renaissance at Norman Apartments                            360            60               7/1/2005
20068543029   MLML         Spanish Point Apartments                                    360           120               3/8/2007
       6922   CRF          St. James Apartments                                        360           112               3/8/2007
      10387   CRF          Bear Creek Apts - Phase I                                   360           120               2/8/2007
       9077   CRF          Woodstone Apartments                                        360           120               4/8/2007
       8739   CRF          Hillwood Apartments                                         360           120               2/8/2007
      10654   CRF          Deering Manor Apartments                                    360           120               4/8/2007
      10582   CRF          Starview Mobile Home Park                                   360           120               4/8/2007
20068543030   MLML         Creekview Apartments                                        360           120               2/5/2007
      10655   CRF          Bellevue Land Apartments                                    360           120               4/8/2007
20068514006   MLML         Luella Crossing                                             360           120               2/8/2007
20068514007   MLML         Garden Quarter II                                           360           120               2/8/2007
      10581   CRF          Regent Acres Mobile Home Park                               360           120               4/8/2007
       8900   CRF          Laurel Highlands                                            360            60               1/8/2007
      10313   CRF          Terrace Villa Apts                                          420           120               4/8/2007
      10612   CRF          Vesper Ave Apartments                                         0           120               3/8/2007
       9746   CRF          Sierra View MHC                                             360           120               4/8/2007
      10181   CRF          Long Leaf MHP                                               360           120               4/8/2007
       8553   CRF          Debbie Manor                                                360           360               9/1/2006